UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

GEE GROUP INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7751 Belfort Parkway, Suite 150, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JOB	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 19, 2023, GEE Group Inc. (the “Company”) (NYSE American: JOB) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The following matters were considered at the Annual Meeting:

1. Election of Three Class I Directors

Stockholders elected the Company’s three Class I nominees for director each to serve until the 2026 annual meeting of stockholders or until their respective successor is elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Vote
(1) Mr. William M. Isaac	38,431,690	15,605,012	29,247,388
(2) Ms. Jyrl James	48,838,816	5,197,886	29,247,388
(3) Mr. David Sandberg	53,836,491	200,211	29,247,388

2. Approval and Ratification of Auditors

Stockholders approved and ratified the appointment of FORVIS, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. The voting results were as follows:

For	Against	Abstentions
75,725,219	4,765,016	2,793,855

3. Advisory Say-on-Pay Resolution

Stockholders approved the following resolution “RESOLVED that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the compensation tables and the related disclosure contained in the proxy statement set forth under the caption “Election of Directors Proposal—Executive Compensation”. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
40,528,769	10,793,691	2,714,242	29,247,388

4. Advisory Resolution on Frequency of Say-on-Pay Resolution

Stockholders approved the following resolution “RESOLVED” that the stockholders wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act of 1934 every (i) year, (ii) two years, or (iii) three years (select one). The voting results were as follows:

Three Years	Two Years	One year	Abstain	Broker Non-Vote
27,557,125	5,686,043	20,665,768	127,766	29,247,388

In light of the foregoing vote regarding Proposal Four, the Company has decided to include an advisory stockholder vote on the compensation of executives in its proxy materials every three years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP INC.

Date: September 20, 2023	By:	/s/ Kim Thorpe
Kim Thorpe
Chief Financial Officer

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